TOUCHSTONE FUNDS GROUP TRUST

Touchstone Active Bond Fund
Touchstone Credit Opportunities II Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
(each a "Fund", and together, the "Funds")

Supplement dated May 29, 2020 to each Fund's Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), dated January 30, 2020, as supplemented

Notice of Change in Class A Shares Sales Load

Effective June 30, 2020, the “Maximum Sales Charge (Load) Imposed on Purchases” in the Fees and Expenses Table in the summary prospectus for each Fund and in the summary section of the prospectus relating to each Fund is changed to 3.25%.

The Touchstone Credit Opportunities II Fund will be considered a "Touchstone fixed income fund" for purposes of the Class A sales charge. Accordingly, effective June 30, 2020, the Touchstone Credit Opportunities II Fund will be removed from the definition of "Touchstone equity fund" and added to the definition of "Touchstone fixed income fund" in the "Choosing a Class of Shares" sections of the prospectus and SAI.

Additionally, effective June 30, 2020, the following changes are made in the “Choosing a Class of Shares - Class A Sales Charge” section of the prospectus:

The following table will be added to the "Class A Sales Charge" section of the prospectus and is applicable to each Fund:

Applicable to Touchstone fixed income funds (except the Ultra Short Duration Fixed Income Fund):

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.35%
$250,000 but less than $500,000	1.50%	1.52%	1.40%
$500,000 or more	0.00%	0.00%	None*
*Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%.

The current table labeled as "Applicable to Touchstone fixed income funds" will be applicable only to the Touchstone Ultra Short Duration Fixed Income Fund. There is no change to the Class A sales charge applicable to the Touchstone Ultra Short Duration Fixed Income Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-56-TFGT-S3-2005